                       SECURITIES AND EXCHANGE COMMISSION

                              Washington D.C. 20549

                                  FORM 8-K(A)3

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                                  JUNE 5, 1996
                                 Date of Report
                                 (JUNE 17, 1995)
                       (Date of earliest event reported)


                                  HBO & COMPANY
            (Exact name of registrant as specified in its charter)

                                    DELAWARE
                (State or other jurisdiction of incorporation)

         0-9900                                          37-0986839
(Commission File Number)                     (IRS Employer Identification No.)

       301 PERIMETER CENTER NORTH
                ATLANTA, GA                                 30346
(Address of principal executive offices)                 (Zip Code)

                                (770) 393-6000
             Registrant's telephone number, including area code



                          Exhibit Index on page 2 of 6


                                  Page 1 of 6


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THE FORM 8-K OF HBO & COMPANY DATED JUNE 23, 1995, AS AMENDED BY FORM 8-K(A)
DATED JULY 31, 1995, AS FURTHER AMENDED BY FORM 8-K(A)2 DATED AUGUST 8, 1995, IS HEREBY FURTHER AMENDED TO INCLUDE THE ADDITION OF THE FOLLOWING INFORMATION:

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(b) Pro Forma Financial Information.

The following Pro Forma Financial Information for the year ended December 31, 1995 is attached as Exhibit 99(e):

     HBO & Company Pro Forma Combined Income Statement (Unaudited) HBO & Company Notes to Pro Forma Combined Income Statement

(c)   Exhibits

          EXHIBIT NO.              DESCRIPTION                             PAGE
          ----------               -----------                             ----
             99(e)     HBO & Company Pro Forma Financial Statement           4




                                  Page 2 of 6


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               HBO & COMPANY
                                               (Registrant)

Date: June 5, 1996

                                              /s/ JAY P. GILBERTSON
                                              ---------------------------------
                                              Jay P. Gilbertson
                                              Senior Vice President - Finance,
                                              Chief Financial Officer,
                                              Principal Accounting Officer,
                                              Treasurer and Assistant Secretary




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